4th Quarter 2023 Investor Presentation

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the SEC.

3 Table of Contents HTLF Overview 4-8 HTLF 3.0 9-16 HTLF Strategic Focus 17-22 Financial Summary 23-49 Non-GAAP Reconciliations 50-54

4 HTLF Vision Statement: We help our customers achieve their goals by delivering financial expertise and insights with best-in-class experiences, while actively contributing to the vitality of the communities where we live and work Values and Guiding Principles Integrity Always do the right thing. Be honest and open. Accountability Keep your promises, follow through and follow up. Community Engage your community and your team. Unlock the potential around you. Excellence Exceed expectations - every customer, every time Together, we are HTLF.

$19 Billion Asset Regional Bank Headquartered in Denver - Operations Center in Dubuque One Charter with 11 Distinct Banking Brands Consolidated Suite of Products and Services Commercial & Small Business Focus Across Footprint Consumer & Wealth Management Adjacent Businesses

Company Overview

Strength. Insight. Growth.

NASDAQ: HTLF



Rocky Mountain Bank
MINNESOTA
WISCONSIN
DUBUQUE BANK
ILLINOIS
Bank of Blue Valley
CITYWIDE BANKS
PREMIER VALLEY BANK
Arizona Bank & Trust
NEW MEXICO
FirstBank & Trust

Greenwich Award

Six of our brands named 2022 Customer Experience Leaders in the US Commercial Small Business Banking or US Commercial Middle Market Banking

Forbes America's Best Banks 2023

Named for the seventh consecutive year

Nilson Report

Ranked HTLF among the top U.S. commercial credit card issuers for the eighth year in a row

$1B in Purchase Volume

In 2021, HTLF surpassed $1B in purchase volume as a commercial credit card issuer

Fiscal 4Q 2023 Financial Highlights

Dollars in millions

		As of 4Q23	
Balance Sheet	Total Assets	$19,412	
	Total Loans Held for Investment	$12,069	
	Total Deposits	$16,202	
	Loan / Deposit Ratio	74.5 %	
	Tangible Common Equity[1]	$1,228	
	Total Common Equity	$1,822	
Capital	Total Common Equity / Total Assets	9.39 %	
	Tang. Common Equity / Tang. Assets[1]	6.53 %	
	Tier 1 Leverage Ratio	9.44 %	
	CET1 Ratio	10.97 %	
	Total RBC Ratio	14.53 %	
		QTD	*YTD*
Profitability	ROAA - adjusted[1]	0.96 %	1.01 %
	ROATCE - adjusted[1]	16.38 %	17.82 %
	NIM FTE[1]	3.52 %	3.33 %
	Cost of Total Customer Deposits	1.74 %	1.31 %
	Adjusted Efficiency Ratio FTE[1]	59.31 %	59.06 %
Asset Quality	NPAs / Assets	0.57 %	
	NCOs / Avg. Loans	0.01 %	0.11 %
Other Metrics	Assets Under Management	$4,877	
	Market Capitalization	$1,605	

Note: Coalition Greenwich is a division of CRISIL, an S&P Global Company, and is a leading global provider of strategic benchmarking, analytics and insights to the financial services industry.

1. See appendix for reconciliation of non-GAAP financial measures

6

HTLF's Transformation

Not the Old Heartland Financial

Strength. Insight. Growth.

Where We Were - Heartland Financial

Consortium of 11 Community Banks

- Separate Legal Boards
- Separate Financial Filing Requirements
- One IT System / Separate Bank Instances

Dubuque Headquarters & Operations Center

M&A Centric Growth Strategy

- Completed 2-3 Acquisitions Per Year
- Constant Integration and Assimilation

Inconsistent Legacy Product and Services

Long-Tenured Board Lacked Multiple Diverse Qualities

Current / Future State - HTLF

$19.4 Billion Asset Regional Bank

- One Legal Board / Local Advisory Boards
- One Bank Charter, One Call Report, One ALCO/Treasury
- Fully Consolidated IT Systems

Denver Headquarters (largest banking market)

- Dubuque is Operations Center

Organic Growth Centric Strategies

- Led by Sales Management and Talent Acquisition (lift outs)
- Targeted Strategic M&A Efforts

Consistent Product and Services Offering

Diverse Board Comprised of Bankers and Subject Matter Experts

Strengthened Credit Process and Talent


Assets ($M)
9.8
19.4
FY 2017
FY 2023


Adjusted ROAA (%)[1]
0.84
1.01
FY 2017
FY 2023


Adj. Efficiency Ratio (%)[1]
65.4
59.1
FY 2017
FY 2023


NPA's / Assets (%)
0.76
0.57
FY 2017
FY 2023


CET1 Capital (%)
10.1
11.0
FY 2017
FY 2023

1. See appendix for reconciliation of non-GAAP financial measures

7

Note: MSA - Metropolitan Statistical Area Note: MSA deposit data generated from S&P based on the FDIC Summary of Deposits data study as of 6/30/23 Large Metropolitan Markets (MSAs > 1M pop.) Rank in HTLF Market Market Deposits (M) Denver, CO 6 $4,260 Phoenix, AZ 11 $1,486 Kansas City, MO-KS 20 $753 Fresno, CA 11 $700 Minneapolis, MN 29 $543 8 Mid-Size Metropolitan Markets (MSAs < 1M pop.) Rank in HTLF Market Market Deposits (M) Dubuque, IA 1 $1,699 Rockford, IL 1 $1,456 Albuquerque, NM 6 $1,387 Lubbock, TX 4 $1,068 Madison, WI 14 $528 Large Markets Mid-size Markets Attractive & Diverse Geographic Markets Mix of High Growth and Stable Markets

9 HTLF 3.0 - The Journey ▪ Consortium of 11 community banks ▪ Separate bank charters and boards ▪ Growth through acquisition ▪ Asset growth focus ▪ Inconsistent legacy products and services ▪ High efficiency ratio ▪ Focus investments in Commercial business ▪ Differentiate through quality of talent, and products and services ▪ Innovate and add talent to grow and better serve customers ▪ Upgrade and add Treasury Management and Digital Capabilities ▪ Reduce expenses through improved organizational design and increasing span of control ▪ Deploy capital more efficiently, to drive improved Earnings Per Share (EPS), Revenue and Tangible Common Equity (TCE) ▪ Review and optimize footprint ▪ $20 billion asset regional bank ▪ Rebranded to HTLF ▪ Launched Heartland Specialty Industries, Food & Ag, Capital Markets ▪ Emphasis on fee revenue drivers ▪ Organic growth and expense focus ▪ Relocated headquarters to Denver ▪ Consolidated bank charters and IT systems ▪ Improved board diversity HTLF 1.0 HTLF 3.0 HTLF 2.0

10 HTLF 3.0: 3-Year Strategic Plan

11 HTLF 3.0 - Building Blocks Reduce complexity and focus on core business √ Charter Consolidation complete √ Sale of MSR portfolio √ Exited remaining mortgage origination business √ Sold/closed 19 branches since January 2022 √ Partnered with 3rd party for retirement plan recordkeeping √ Sold consumer credit card portfolio √ Sold insurance business Investment in quality revenue growth Enhancing Efficiency Return on Assets / Capital Allocation

Focused Business Investments Commercial Consumer Invest Enhance Efficiency 12 HTLF 3.0 - Strategic Transformation √ Retail ▪ Target - Mass Affluent ▪ Target - Business owners, Executives, and Employees √ Private Banking √ Wealth √ Middle Market ▪ Investments in six growth markets √ Specialized Industries ▪ Food and Agriculture ▪ Healthcare √ Small Business √ Treasury Management & Card Talent √ Fee Income Quality earnings growth to drive higher returns

13 HTLF 3.0 - Initiatives Commercial Corporate / Other Consumer q Talent Adds & Lift Outs q Build out Treasury Management Product Suite q Acquire or Build New Fee Income Business q Launch Small Business Digital Bank q Balance Sheet Repositioning q Review Footprint to Maximize Return on Capital q Accelerate Digital and Process Modernization q Invest in Growth Markets q Increase Management Span of Control q Reduce Retail Expenses Through Branch Rationalization q Launch Consumer Digital Bank q Standardize Customer Experience q Modernize Branch Delivery Initiatives

HTLF
Strength. Insight. Growth.

HTLF 3.0 Actions in Motion

Commercial

Talent Acquisition & Uptiering

- √ Head of Division Commercial & Middle Market
- √ Treasury & Payments Solutions - National Sales Leader
- Invest in and top-grade in-market Middle Market Bankers
- Enhance Division Commercial Banker talent
- Invest in and top-grade Commercial Card and Treasury Management professionals
- Expand Food and Agribusiness, Healthcare Talent across footprint

Product Enhancements

- Build out Treasury Management product suite & Card capabilities
- Build or acquire new fee income business

Digital Delivery

- Small Business digital bank (1Q 2025)

Invest

Enhance Talent
Client Acquisition
Double Digit Revenue Growth

Consumer

Talent Uptiering

- √ Centralize retail sales and management
- √ Increase span of control
- √ Head of Private Banking (PB)
- PB talent upgrades

Modernize Delivery

- √ Wealth customer portal - InvestCloud
- Reduce branch number / size
- Client alignment / segmentation

Digital Delivery

- Consumer Digital Bank (3Q 2024)
- Digital Account Opening

Enhance Efficiency

Enhance Talent
Branch Reductions
Reduce Retail Expenses

Corporate / Other

Financial

- √ Balance sheet repositioning

Geographic Optimization

- Current footprint under review to maximize Return on Capital
- Align branch footprint to commercial / small business focus

Digital

- Improve Digital capabilities
- Expand utilization of existing technology stack

Invest/Modernize

Geographic Rationalization
Improve Efficiency
Digital Innovation

√ Completed

14

HTLF Strength. Insight. Growth.

HTLF 3.0 is Well Underway

Balance Sheet Repositioning (Completed)

- Sold $865M securities
- Repaid higher cost wholesale deposits
- Pre-tax loss of $140M

Strategic Benefits:

- ➢ TCE Ratio
- ➢ Net Interest Margin
- ➢ Future earnings

Enhance + Invest

Retail Optimization (In Process)

- Centralized and increased span of control
- Eliminate redundancies
- FTE reduction

Strategic Benefits:

- ➢ Enhanced Talent
- ➢ Improved Efficiency
- ➢ Future earnings

Enhance

Talent Acquisition (In Process)

Strategic Hires:

- Middle Market (6)
- Food & Agribusiness (4)
- Head of Division Commercial & Middle Market
- Head of Private Banking
- TPS - National Sales Leader

Executive Team adds:

- ➢ Chief Strategy Officer
- ➢ Chief Innovation/Digital Officer

Invest

Expand Digital Capabilities (In Process)

- Launch Consumer Digital Bank - 3Q 2024
- Launch Small Business Digital Bank - 1Q 2025
- Digital Account Opening

Strategic Benefits:

- ➢ Deposit acquisition
- ➢ New client acquisition
- ➢ Improved Efficiency
- ➢ Digital innovation platform

Invest + Modernize

15

16 HTLF 3.0: Strategic Targets 2026 Adjusted 20231 HTLF 3.0 3 Year Targets EPS Growth (5)% 6 - 8% Return on Average Assets 1.01% 1.40 - 1.50% Fee Income to Revenue 16.7% 22 - 25% Efficiency Ratio 59% 50 - 52% Tangible Common Equity to Assets 6.5% 9.5 - 10.0% 1. See appendix for reconciliation of non-GAAP financial measures Earnings Impact from HTLF 3.0 2024 2025 2026

$2,135 $2,531 $2,535 $2,645 $3,464 $3,652 $1,274 $1,473 $1,776 $2,240 $2,265 $2,638 46% 48% 48% 50% 50% 52% C&I CRE: Owner Occ. % of Total Loans ex PPP 2018 2019 2020 2021 2022 2023 17Note: $ in millions Commercial Banking Growth Focus on operating company relationships $6,290 $3,409

18 New Commercial Relationships B al an ce S he et - M ill io ns N um ber of N ew R elationships $296.0 $210.3 $214.3 $253.4 $196.1 $228.9 $51.1 $47.6 $95.0 $54.0 303 327 313 269 234 Loan balances ($M) Deposit Balances ($M) New Commercial Relationships 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1,143 New commercial relationships $248M New deposits $874M Loans funded Over the past 12 months Note: 4Q22 includes new $130 million depositor Note: New relationship count and loan/deposit balances as of initial quarter of funding. Focus on bringing in higher quality new relationships

19 Focus on Credit Discipline • Chief Credit Officer joined in 2020 from a Regional Bank bringing 25+ years of banking experience • Improved process and procedures • Improving talent throughout credit admin • Centralized function at HTLF • Cohesive approach in all markets • Focus on improving the credit profile of the new commercial relationships 30-89 Day Past due to Gross Loans HFI NPAs / Assets 0.27% 0.21% 0.33% 0.23% 0.07% 0.04% 0.09% 2017 2018 2019 2020 2021 2022 2023 0.76% 0.69% 0.66% 0.53% 0.37% 0.33% 0.57% 2017 2018 2019 2020 2021 2022 2023

20 Improving Quality of Capital Base Growing Common Equity Tier 1 Capital Total Risk Based Capital 10.1% 10.7% 10.9% 10.9% 11.5% 11.1% 11.0% 2017 2018 2019 2020 2021 2022 2023 13.5% 13.7% 13.8% 14.7% 15.9% 14.8% 14.5% 2017 2018 2019 2020 2021 2022 2023

As of 4Q23 Asset 5Y CAGR 11.2 % Gross Loans 5Y CAGR 9.9 % Deposits 5Y CAGR 11.3% 5Y Average ROATCE, non-GAAP1,3 15.9 % EPS (TTM) 5Y CAGR3 5.2 % Dividend 5Y CAGR 15.3 % Revenue/FTE 5Y CAGR2,4 6.9% 21 Commitment to Deliver Long Term Growth 5-year Lookback 1. See appendix for reconciliation of non-GAAP financial measures 2. Revenue/FTE is measured based on the quarterly data. 3. Uses Adjusted measures for 4Q 2023 found in the reconciliation of non-GAAP financial measures 4. Adjusted Revenue uses Adjusted NonInterest Income in 4Q 2023

22 HTLF Investment Thesis 1. See appendix for reconciliation of non-GAAP financial measures Organic Growth Healthy Returns Strong Customer Deposits Improving Efficiency Organic growth driven by local market expertise, talent additions, and the build out of our middle market banking group Large granular and diversified customer deposit base that supports a healthy net interest margin Charter consolidation and branch optimization paired with leveraging new technology Long term focus on EPS growth and consistently increasing dividends Solid Credit Profile Solid credit metrics a with a well diversified portfolio reduces credit risk Strong Balance Sheet Low loan to deposit ratio with a liquid securities portfolio LTM Organic Loan Growth of $640.3M EPS 5Y CAGR = 5% Dividend 5Y CAGR = 15% Avg Commercial = $129K No Industry > than 10% DDA = 30% Cust. Dep. YTD 2023 Adjusted Efficiency Ratio1 = 59.1% NPAs/Assets significantly cut while growing the bank 74% L/D ratio $4.6B in AFS securities

Financial Summary 23

24 HTLF Highlights 1. See appendix for reconciliation of non-GAAP financial measures 4Q 2023 Highlights FY 2023 Highlights Ø Loan growth of $640 million or 5.6% during the year Ø Commercial business loans increased 9.6% Ø 41% decrease in Wholesale and Institutional deposits Ø 19% increase in Tangible Book Value per Share1 Ø Tangible Common Equity Ratio1 improved 132 bps Ø Dividend per share increased to $1.20 from $1.09, or 10% Ø Net Interest Income of $156 million improved 7% Ø $196 million loan growth Ø $271 million of average customer deposit growth Ø 3.52% NIM FTE1, 34 bps increase Ø Loan yield increased 28 bps Ø Tangible Common Equity Ratio1 improved 80 bps Ø Announced and initiated HTLF 3.0, the company's new strategic plan

25 Adjusted Earnings Detail 1. NIM calculated as fully taxable equivalent - See appendix for reconciliation of non-GAAP financial measures 4Q 2023 FY 2023 Earnings per share - reported $(1.69) $1.68 Net income / (loss) (70,363) 79,920 Adjustments Loss from sale of securities 140,007 141,539 (Gain) loss on sales/valuation of assets, net 2,072 (77) Acquisition, integration and restructuring 4,365 10,359 FDIC special assessment 8,145 8,145 Total adjustments 154,589 159,966 Tax effect of adjustments (36,638) (37,912) Adjusted earnings 47,588 201,974 Adjusted earnings available to common stockholders 45,576 193,924 Earnings per share - adjusted $1.06 $4.53 4Q 2023 Actions Ø Balance sheet repositioning ▪ Sold $865.4M of securities for a $140M pre-tax loss ▪ Repaid wholesale funding ▪ Improves future profitability Ø Footprint and facilities optimization ▪ $1.1M in restructuring costs ▪ $2.1M in facilities losses and write downs Ø Completed charter consolidation ▪ 4Q23 restructuring expense of $1.3M Ø Centralized retail management and span of control ▪ Improves efficiency

$0.59 $0.68 $0.80 $0.96 $1.09 $1.20 17% 16% 22% 19% 23% 26% Dividends Payout Ratio Adjusted Payout Ratio 2018 2019 2020 2021 2022 2023 $3.52 $4.14 $3.57 $5.00 $4.79 $4.53 $3.52 $4.14 $3.57 $5.00 $4.79 $1.68 Diluted EPS Adjusted EPS 2018 2019 2020 2021 2022 2023 26 HTLF Diluted EPS and Common Dividends Increasing Dividends to Shareholders 1 Diluted EPS Common Dividends For more than 40 years, HTLF has increased or maintained our quarterly common dividend. 1 1. See appendix for reconciliation of non-GAAP Adjusted EPS, which also is the basis for the Adjusted Payout Ratio

Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Revenue / FTE ($000) 1.21 1.06 0.98 0.94 (1.42) 1.08 0.40 0.96 1.01 ROAA Adjusted ROAA 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 97.5 91.5 91.4 88.6 22.5 349.4 294.193.5 365.7 Revenues/FTE Adjusted Revenues/FTE 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 78.0 71.2 70.2 63.1 (85.9) 283.1 118.5 73.7 290.4 PPNR Adjusted PPNR 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 27 1. See appendix for reconciliation of non-GAAP financial measures 2. Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income - Non Interest Expense 3. Adjusted PPNR uses both Adjusted Noninterest Income and Adjusted Noninterest Expense 4. Adjusted Revenue uses Adjusted NonInterest Income 25.17 20.03 17.31 16.32 (24.89) 18.55 6.89 16.38 17.82 ROATCE Adjusted ROATCE 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 Profitability Summary 4 1 3

3.65% 3.40% 3.23% 3.18% 3.52% 3.37% 3.33% 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 28 Net Interest Margin Breakdown NIM FTE1 Trends Annualized NIM FTE1 3.65% 3.40% 3.24% 3.18% 3.52% 5.21% 5.56% 5.91% 6.21% 6.49% 3.45% 3.67% 3.86% 3.78% 4.20% 0.74% 1.32% 1.86% 2.10% 2.09% NIM FTE Yield on Loans Yield on Securities Cost of Deposits 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 4Q 2023 Highlights Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures ▪ From the prior quarter, which includes benefits from the Balance Sheet repositioning ▪ Net Interest Margin, FTE1 improved 34 bps ▪ Yield on Loans increased 28 bps ▪ Cost of Deposits flat ▪ Customer Deposits up 22 bps ▪ Offset by lower Wholesale costs due to Balance Sheet repositioning

4Q2023 Cost of Funds & Betas 29 Deposit Funding Attractive Customer Deposit Costs Portfolio ($M) Average Cost of Funds Beta Deposit Type 3Q 2023 4Q 2023 3Q 2023 4Q 2023 DEC Cycle to date Non Interest Bearing $4,793 $4,500 0.00% 0.00% 0.00 % Interest Bearing $8,190 $8,412 2.01% 2.27% 2.31% 40 % Customer Non-Time $12,983 $12,912 1.26% 1.44% 1.49% 25 % Customer Time $1,814 $1,945 3.47% 3.80% 3.88% 66 % Customer Deposits $14,797 $14,857 1.52% 1.74% 1.79% 31 % Non Customer Deposits1 $2,303 $1,345 5.14% 5.12% 5.06% 92 % Total Deposits $17,100 $16,202 2.10% 2.09% 2.08% 37 % Cost of Deposits and Cycle Beta Trends Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. Non Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 9% 16% 22% 27% 31% 18% 27% 35% 38% 37%3.80% 4.68% 5.16% 5.43% 5.50% 1.74% 2.09% Customer Deposit Beta - Cycle to Date Total Deposit Beta - Cycle to Date Fed Funds Customer Deposit Costs Total Deposit Costs 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023

Commercial Revenue 48% Consumer Revenue 44% Other 8% 30 Noninterest Income Diversified Revenue Mix $13.6 $14.4 $16.5 $13.8 $13.6 $6.5 $6.3 $6.5 $6.7 $6.5 $4.0 $4.2 $4.5 $4.6 $4.6 $1.3 $1.5 $1.5 $0.7 $0.8 $1.8 $2.4 $4.0 $1.8 $1.7 Card Solutions Service Charges Retirement Plan Services Capital Markets 4Q22 1Q23 2Q23 3Q23 4Q23 Commercial Revenues ($M) Consumer Revenues ($M) $11.7 $11.5 $13.2 $12.0 $12.5 $5.1 $4.9 $6.7 $5.4 $5.0 $1.9 $1.8 $1.9 $1.9 $2.6 $4.7 $4.8 $4.6 $4.7 $4.9 Service Charges Debit Interchange Private Client 4Q22 1Q23 2Q23 3Q23 4Q23 Note: Noninterest Income excludes security gains/losses A) Includes change in NSF/OD fee and product structure in Dec 2023, $600K negative impact in 4Q23 and estimated full year 2024 impact at $7.2M 1. Private Client includes: Wealth Management, Brokerage, & Insurance Fees 1 4Q 2023 Noninterest Income Breakdown 15% of Total Revenues A

2.34% 2.24% 2.17% 2.18% 2.63% 2.26% 2.30% 2.14% 2.14% 2.16% 2.08% 2.23% 2.16% 2.15% Core Expenses Non-Core Expenses 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 54.33% 57.16% 59.88% 59.95% 59.31% 57.74% 59.06% 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 1. Non-Core Expenses include: restructuring costs, tax credits, CDI Amortization, gains/losses on sale of assets, and the FDIC special assessment 2. See appendix for reconciliation of non-GAAP financial measures Adjusted Efficiency Ratio2 Trend Core Expenses as a % of Average Assets 31 Operating Efficiency Improving Core Costs 2 1,2

• Collateralized borrowing capacity of $2.6 billion • Principal cash flow from portfolio of ~$751 million over the next 12 months, as of 12/31/23. • Total unencumbered AFS securities as of 12/31 is $1.9 billion to allow for flexibility in balance sheet management 32 12/31 Sources of Liquidity ($M) Highly Liquid Balance Sheet Strong Liquidity Sources with Access to Significant Funding Type Outstandings Available FRB Window $ — $ 1,378.9 Fed BTFP — 545.5 FHLB Advances 521.2 629.9 Total Securitized 521.2 2,554.3 Federal Funds Purchased — 265.0 Wholesale / Brokered CDs1 1,162.6 2,697.9 Total Unsecured 1,162.6 2,962.9 Total $ 1,683.8 $ 5,517.2 On-Balance Sheet Cash & Equivalents $ 323.0 AFS securities, unencumbered 1,892.2 Total On-Balance Sheet $ 2,215.2 Liquidity Metrics 9/30/2023 12/31/2023 Cash + AFS / Assets 29.0% 25.6% Loans / Deposits 69.4% 74.5% Loans / Customer Deposits 80.2% 81.2% Investments / Assets 31.8% 28.7% Total Borrowings / Assets 3.8% 5.1% 1. Brokered availability based on internal limit

US Treas/Agy 1.0% Muni 16.0% MBS - Agy 30.0% MBS - Non-Agy 32.9% CMBS - Agy 1.4% CMBS - Non-Agy 11.1% ABS 4.7% Other 2.9% 33 Investment Portfolio AFS Portfolio Detail as of 12/31/23 $4.6B Yield: 4.20% <1 Year 15.0% 1-3 Years 29.7% 3-5 Years 18.8% >5 Years 36.5% AFS Portfolio Duration as of 12/31/23 Mod. Dur.1 4.90 AFS 84.7% HTM 15.3% Hold Mix AFS Cost Basis Trend ($M) $6,789 $6,671 $6,416 $6,229 $5,100 $6,147 $6,097 $5,798 $5,483 $4,647 $642 $574 $618 $747 $453 Fair Value Unreal. Loss 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 1. Modified Duration calculation includes our hedge on AFS securities, without the hedge Modified Duration would be 5.55

Loan Composition by Product Type Geographic Diversification (by Bank Division) Loans Held to Maturity ($M)Operating Line Utilization Rates C&I 30% CRE-OO 22% CRE-NOO 21% RESI 7% AG 8% CONS 4% CONST 8% Yield: 6.49%1 CO 16% TX 13% NM 8% IA 8% IL 9% AZ 13% WI 10% KS/MO 5% CA 8% MN 6% MT 4% 35% 33% 33% 33% 32% 46% 39% 40% 34% 45% C&I Loans Ag 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 $11,428 $11,495 $11,718 $11,872 $12,069 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 341. Based on average loans QTD as of December 31, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.02% Diversified Loan Portfolio Across both Product and Footprint

Manufacturing 19% Wholesale Trade 10% Construction 10% Real Estate 10% Health Care 7% Educational Services 5% Finance 6% Retail Trade 6% Administrative Support Services 3% All Other 24% ▪ Diversified across Industry and Geography • No Industry > 19% • No Geographic market > 16% ▪ Granular portfolio - $641 thousand average loan size ▪ 1.28% non accrual C&I Loans ($M) Geographic Diversification (by Bank Division) Highlights CO 13% AZ 16% CA 14% NM 6% TX 8% IA 10% IL 9% KS/MO 7% WI 9%MN 6% MT 2% $3,464 $3,498 $3,591 $3,592 $3,652 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 35 Industry Type C&I Portfolio 30% of total loans

CO 21% AZ 11% NM 6% CA 13% TX 9% IL 11% WI 9% KS/MO 4% IA 7%MN 6% MT 3%Real Estate 17% Retail Trade 12% Manufacturing 10% Health Care 18% Other Services 8% Construction 6% Wholesale Trade 6% Accomodation /Food Service 5% Arts & Entertainment 3% All Other 15% ▪ Diversified across Property and Geography ▪ Granular portfolio - $1.1 million average loan size ▪ 1.20% non accrual CRE-OO Loans ($M) Geographic Diversification (by Bank Division) Highlights Property Type - Diversified by Industry $2,265 $2,313 $2,399 $2,430 $2,638 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2022 36 CRE Owner Occupied Portfolio 22% of total loans

Highlights Hospitality 15% Logistics/ Distribution 10% Medical 13% Multifamily 12% Office 17% Retail 17% Industrial Flex/ Other 9% Other 7% CO 22% NM 11% TX 9% MN 8% AZ 11% KS/MO 6% IA 5% IL 10% CA 10%WI 5% MT 3% ▪ Diversified across property and geography, by bank division ▪ Average Loan Balances: • Total Portfolio - $1.9 million • Top 20 Loans - $26.6 million ▪ 4.62 average years to maturity ▪ 0.01% nonaccrual CRE-NOO Loans ($M) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $2,331 $2,421 $2,531 $2,656 $2,554 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 37 CRE Non Owner Occupied Portfolio 21% of total loans

CRE-NOO Office Loans ($M) Geographic Diversification (by Bank Division) $380 $425 $408 $426 $425 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 38 CRE Non Owner Occupied - Office 3.5% of total loans Highlights 1. LTV and the debt service coverage ratio is only calculated on commercial loans greater than $1 million CO 29% MN 23% TX 6% NM 7% CA 11% KS/MO 7% IA 6% IL 3% AZ 5% WI 1%MT 2% ▪ Diversified across geography, by bank division ▪ 3.5% of portfolio by balance / 2.7% of portfolio by exposure ▪ Granular portfolio - $1.5 million average loan size ▪ Top 20 customers have a $11.5 million average loan size ▪ 57% Average LTV of portfolio1 ▪ 1.50 debt service coverage ratio1 ▪ 0% nonaccrual ▪ Mostly non-central business district

39 Construction Portfolio 8% of total loans CO 29% TX 11% AZ 17% CA 10% NM 3% IL 11% WI 8% KS/MO 3% IA 3% MN 2% MT 3% Multifamily 31% Logistics/ Distribution 23% Land 13% 1-4 Family 11% Industrial Flex/ Other 6% Office 4% Medical 3% Other 9% ▪ Diversified across property type and geography, by bank division ▪ 3.00 average years to maturity ▪ 0.08% nonaccrual / 5.15% Non Pass Construction Loans ($B) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $1.1 $1.1 $1.0 $1.0 $1.0 $0.9 $1.0 $0.8 $0.8 $0.8 Balance Unfunded 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Highlights Total Portfolio Top 20 Loans Avg Loan Balance $1.0M $14.5M Avg Loan Exposure $1.7M $28.3M

CA 29% TX 19% WI 15% IA 8% NM 7% MT 12% KS/MO 4% Other HTLF Markets 6% ▪ Diversified across Commodity and Geography ▪ Granular portfolio - $400 thousand average loan size ▪ 1.00% non accrual ▪ Crop ins. is required on exposures >$500,000 Highlights Geographic Diversification (by Bank Division) Beef Production 21% Corn and Soybeans 24% Cotton Farming 10% Dairy Cattle and Milk Production 10% Wheat Farming 4% Hog and Pig Farming 1% Other Farming 30% $921 $810 $840 $842 $919 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 40 Agriculture Portfolio 8% of total loans Agriculture Loans ($M) Commodity Type

$16.2 $6.2 39% Total Deposits Brokered ICS Collateralized Insured Uninsured/ Non- Collateralized $17.5 $17.7 $17.6 $17.0 $16.2 $9.5 $9.2 $9.2 $9.3 $9.2 $5.7 $5.5 $5.4 $5.4 $5.6 $2.3 $3.0 $3.0 $2.3 $1.4 Commercial Consumer Non Customer 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 Deposit Flows ($B) 41 Deposit Summary Diversified and Stable Deposit Base Uninsured Deposits ($B) $1.4 61% $2.0 $1.1 $5.5 • Customer deposits increased $60 million from prior quarter ◦ Average Customer deposit balance grew $271 million over prior quarter • Diversified deposit base ◦ Across footprint with no market > 14% ◦ No industry > 10% • Attractive Customer deposit book ◦ 30% Non Interest Bearing ◦ 1.74% Customer deposit costs ◦ 31% cycle to date beta • 61% of deposits insured/collateralized Average Deposit Account Balance 4Q 2023 +/- from 3Q Consumer $21,387 $941 Commercial $129,048 $(485) Public Funds $1,939,326 $173,462 1. Non Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 1

Non Interest Bearing 28% Interest Bearing Checking 29% Savings 7% Money Market 16% Time 12% Total Wholesale/ Institutional Deposits 8% Geographic Diversification (by Bank Division) Commercial Customer Diversification 42 Healthy Deposit Mix Total Deposit Composition Public Admin 10% Health Care 9% Construction 10% Real Estate Rental 7% Non-Profit 8% Finance 6% Education 7% Professional Services 6% Manufacturing 7% Retail Trade 3% Wholesale Trade 4% Other 23% 1. Other Deposits included Brokered and Trust MMDA not allocated to a division. TX 11% CO 11% NM 14% IA 7% IL 10% AZ 9% WI 8% KS/MO 6% CA 6% MN 3% MT 4% Other 11% Non Interest Bearing 30% Interest Bearing Checking 32% Savings 8% Money Market 17% Time 13% Customer Deposit Composition $16.2B $14.9B 1

11.07 11.28 11.33 11.37 10.97 4Q22 1Q23 2Q23 3Q23 4Q23 6.50 TCE/TA (%) 1 Tier 1 Leverage Ratio (%) CET1 Ratio (%) Total Risk Based Capital Ratio (%) 5.21 5.72 5.86 5.73 6.53 4Q22 1Q23 2Q23 3Q23 4Q23 11.81 12.02 12.05 9.59 9.44 5.00 5.00 4Q22 1Q23 2Q23 3Q23 4Q23 14.76 14.98 14.93 14.90 14.53 4Q22 1Q23 2Q23 3Q23 4Q23 431. See appendix for reconciliation of non-GAAP financial measures Note: Lines depicts well capitalized bank levels Consolidated Capital Ratios Exceeding Well Capitalized Levels 10.00 5.00

$4,766 $11,684 $13,662 $13,816 $10,970 0.04% 0.10% 0.12% 0.12% 0.09% Delinquencies ($000) Delinquencies / Total Loans (%) 4Q22 1Q23 2Q23 3Q23 4Q23 Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days $66,931 $65,702 $66,097 $66,178 $110,481 0.33% 0.33% 0.33% 0.33% 0.57% NPAs ($000) NPAs / Assets (%) 4Q22 1Q23 2Q23 3Q23 4Q23 $58,504 $58,240 $63,415 $51,815 $97,933 0.51% 0.51% 0.54% 0.44% 0.81% NPLs ($000) NPLs / Gross Loans (%) 4Q22 1Q23 2Q23 3Q23 4Q23 -$1,693 -$1,040 $9,338 $3,662 $392 (0.06)% (0.04)% 0.32% 0.12% 0.01% NCOs ($000) NCOs / Avg Loans (%) 4Q22 1Q23 2Q23 3Q23 4Q23 44 Summary Asset Quality Note: The 4Q 2023 increase in non-performers was primarily driven by a well-collateralized long-term manufacturing customer who is experiencing cash flow challenges due to a recent acquisition.

1.13% 1.16% 1.11% 1.08% 1.15% 0.96% 0.98% 0.95% 0.93% 1.02% 0.17% 0.18% 0.16% 0.15% 0.14% Allowance for Credit Allowance for Unfunded 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 $20,196 $16,468 Balance: 12/31/2022 Balance: 12/31/2023 Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) $109,483 $25,435 $(19,614) $7,262 $122,566 Balance: 12/31/2022 Provision for credit losses Charge-offs Recoveries Balance: 12/31/2023 45 Allowance for Credit Related Losses

46 Management Outlook Assumes no change in economic environment FY 2024 vs FY 2023 Loan Growth Deposit Growth ▪ 6-8% growth, principally in the commercial portfolio ▪ 5-7% growth, to fund loan growth, with strong commercial and some consumer ▪ Securities amortization (cashflow) to pay down wholesale deposits Net Interest Margin Credit Quality ▪ Stable at ~3.50%, assuming stable interest rate environment ▪ Full year provision for credit losses expected to increase modestly Noninterest Income1 Noninterest Expense ▪ Core income flat with growth in Treasury Management and card fees, offset by both lower consumer and small business NSF/OD fees and exit of mortgage banking business ▪ Core expenses down ~2% with lower occupancy, marketing, legal, and operational expenses, offset by performance comp and technology investments Tax Capital ▪ Effective tax rate of ~24%, excluding discrete items (i.e. new tax credits) ▪ Earnings accretion and securities amortization expected to increase all capital ratios, with CET1 approaching 11.5-12% by year end 1. Noninterest Income excludes security gains/losses

47 2022 Highlights 25% Board diversification continually evolving and targeting diverse candidates $808 thousand in charitable contributions gifted to local organizations $1.6 billion in Small Business loans carrying balance Planted ~2,000 trees, one per FTE facilitated by the 'One Tree Planted' organization Together, We Make a Difference ESG Highlights 12,000+ in employee volunteer hours contributed Financing the development of low income housing Investing in solar energy

48 Contact Information

50 Non-GAAP Reconciliations

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations

(Dollars in thousands except per share data)

	4Q23	3Q23	2Q23	1Q23	4Q22	YTD 2023	YTD 2022
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)							
Common stockholders' equity (GAAP)	$ 1,822,412	$ 1,714,825	$ 1,748,285	$ 1,718,700	$ 1,624,350	$ 1,822,412	$ 1,624,350
Less goodwill	576,005	576,005	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	18,415	20,026	21,651	23,366	25,154	18,415	25,154
Tangible common stockholders' equity (non-GAAP)	$ 1,227,992	$ 1,118,794	$ 1,150,629	$ 1,119,329	$ 1,023,191	$ 1,227,992	$ 1,023,191
Common shares outstanding, net of treasury stock	42,688,008	42,656,303	42,644,544	42,558,726	42,467,394	42,688,008	42,467,394
Common stockholders' equity (book value) per share (GAAP)	$ 42.69	$ 40.20	$ 41.00	$ 40.38	$ 38.25	$ 42.69	$ 38.25
Tangible book value per common share (non-GAAP)	$ 28.77	$ 26.23	$ 26.98	$ 26.30	$ 24.09	$ 28.77	$ 24.09
Reconciliation of Tangible Common Equity Ratio (non-GAAP)							
Total assets (GAAP)	$ 19,411,707	$ 20,129,793	$ 20,224,716	$ 20,182,544	$ 20,244,228	$ 19,411,707	$ 20,244,228
Less goodwill	576,005	576,005	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	18,415	20,026	21,651	23,366	25,154	18,415	25,154
Total tangible assets (non-GAAP)	$ 18,817,287	$ 19,533,762	$ 19,627,060	$ 19,583,173	$ 19,643,069	$ 18,817,287	$ 19,643,069
Tangible common equity ratio (non-GAAP)	6.53 %	5.73 %	5.86 %	5.72 %	5.21 %	6.53 %	5.21 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)							
Net Interest Income (GAAP)	$ 156,137	$ 145,756	$ 147,132	$ 152,212	$ 165,220	$ 601,237	$ 598,236
Plus tax-equivalent adjustment[1]	2,058	2,152	2,136	2,209	2,152	8,555	8,399
Net interest income, fully tax-equivalent (non-GAAP)	$ 158,195	$ 147,908	$ 149,268	$ 154,421	$ 167,372	$ 609,792	$ 606,635
Average earning assets	$ 17,853,957	$ 18,439,010	$ 18,523,552	$ 18,392,649	$ 18,175,838	$ 18,301,190	$ 18,021,134
Annualized net interest margin (GAAP)	3.47 %	3.14 %	3.19 %	3.36 %	3.61 %	3.29 %	3.32 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.52 %	3.18 %	3.23 %	3.40 %	3.65 %	3.33 %	3.37 %
Purchase accounting discount amortization on loans included in annualized net interest margin	0.02 %	0.01 %	0.03 %	0.02 %	0.03 %	0.02 %	0.04 %
Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP)							
Net income/(loss) available to common stockholders (GAAP)	$ (72,375)	$ 46,078	$ 47,404	$ 50,763	$ 58,642	$ 71,870	$ 204,130
Plus core deposit and customer relationship intangibles amortization, net of tax[2]	1,229	1,240	1,309	1,364	1,410	5,142	6,071
Net income available to common stockholders excluding intangible amortization (non-GAAP)	$ (71,146)	$ 47,318	$ 48,713	$ 52,127	$ 60,052	$ 77,012	$ 210,201
Average common stockholders' equity (GAAP)	$ 1,729,086	$ 1,746,818	$ 1,727,013	$ 1,655,860	$ 1,548,739	$ 1,714,983	$ 1,738,041
Less average goodwill	576,005	576,005	576,005	576,005	576,005	576,005	576,005
Less average core deposit and customer relationship intangibles, net	19,193	20,821	22,481	24,238	26,046	21,667	28,912
Average tangible common stockholders' equity (non-GAAP)	$ 1,133,888	$ 1,149,992	$ 1,128,527	$ 1,055,617	$ 946,688	$ 1,117,311	$ 1,133,124
Annualized return on average tangible common equity (non-GAAP)	(24.89)%	16.32 %	17.31 %	20.03 %	25.17 %	6.89 %	18.55 %

1. Computed on a tax-equivalent basis using an effective tax rate of 21%.
2. Tax effect is calculated based on the respective periods' year-to-date effective tax rate excluding the impact of discrete items.

51

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

(Dollars in thousands)

	4Q23	3Q23	2Q23	1Q23	4Q22	YTD 2023	YTD 2022
Reconciliation of Non-GAAP Measure-Efficiency Ratio							
Net interest income (GAAP)	$ 156,137	$ 145,756	$ 147,132	$ 152,212	$ 165,220	$ 601,237	$ 598,236
Tax-equivalent adjustment[1]	2,058	2,152	2,136	2,209	2,152	8,555	8,399
Fully tax-equivalent net interest income	158,195	147,908	149,268	154,421	167,372	609,792	606,635
Noninterest income	(111,801)	28,383	32,493	29,999	29,975	(20,926)	128,264
Plus:							
Securities (gains)/losses, net	140,007	114	314	1,104	153	141,539	425
Unrealized (gain) loss on equity securities, net	(75)	(13)	41	(193)	7	(240)	622
Gain on extinguishment of debt	—	—	—	—	—	—	—
Valuation adjustment on servicing rights	—	—	—	—	—	—	(1,658)
Adjusted noninterest income	28,131	28,484	32,848	30,910	30,135	120,373	127,653
Adjusted revenue (non-GAAP)	$ 186,326	$ 176,392	$ 182,116	$ 185,331	$ 197,507	$ 730,165	$ 734,288
Total noninterest expenses (GAAP)	130,285	111,053	109,446	111,043	117,218	461,827	443,377
Less:							
Core deposit and customer relationship intangibles amortization	1,611	1,625	1,715	1,788	1,841	6,739	7,834
Partnership investment in tax credit projects	3,573	1,136	154	538	3,247	5,401	5,040
(Gain) loss on sales/valuations of assets, net	2,072	108	(3,372)	1,115	2,388	(77)	(1,047)
Restructuring expenses	4,365	2,429	1,892	1,673	2,442	10,359	7,586
FDIC special assessment	8,145	—	—	—	—	8,145	—
Core (adjusted) expenses (non-GAAP)	**$ 110,519**	**$ 105,755**	**$ 109,057**	**$ 105,929**	**$ 107,300**	**$ 431,260**	**$ 423,964**
Efficiency ratio (GAAP)	293.86 %	63.77 %	60.93 %	60.94 %	60.05 %	79.58 %	61.03 %
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)	59.31 %	59.95 %	59.88 %	57.16 %	54.33 %	59.06 %	57.74 %

1. Computed on a tax-equivalent basis using an effective tax rate of 21%.

52

Non-GAAP Reconciliations (cont.)

HTLF Strength. Insight. Growth.

(Dollars in thousands except per share data)

	4Q23	3Q23	2Q23	1Q23	4Q22	YTD 2023	YTD 2022
Reconciliation of Adjusted Earnings							
Net Income/(loss)	$ (70,363)	$ 48,091	$ 49,416	$ 52,776	$ 60,654	$ 79,920	$ 212,180
Loss from sale of securities	140,007	114	314	1,104	153	141,539	425
(Gain) loss on sales/valuation of assets, net	2,072	108	(3,372)	1,115	2,388	(77)	(1,047)
Acquisition, integration and restructuring costs	4,365	2,429	1,892	1,673	2,442	10,359	7,586
FDIC special assessment	8,145	—	—	—	—	8,145	—
Total adjustments	**154,589**	**2,651**	**(1,166)**	**3,892**	**4,983**	**159,966**	**6,964**
Tax effect of adjustments[1]	(36,638)	(628)	276	(922)	(1,166)	(37,912)	(1,567)
Adjusted earnings	**$ 47,588**	**$ 50,114**	**$ 48,526**	**$ 55,746**	**$ 64,471**	**$ 201,974**	**$ 217,577**
Preferred dividends	(2,012)	(2,013)	(2,012)	(2,013)	(2,012)	(8,050)	(8,050)
Adjusted earnings available to common stockholders	**$ 45,576**	**$ 48,101**	**$ 46,514**	**$ 53,733**	**$ 62,459**	**$ 193,924**	**$ 209,527**
Core deposit and customer relationship intangibles amortization, net of tax[1]	1,229	1,240	1,309	1,364	1,410	5,142	6,071
Earnings available to common stockholders excluding intangible amortization	**46,805**	**49,341**	**47,823**	**55,097**	**63,869**	**199,066**	**215,598**
Reconciliation of Adjusted Diluted EPS							
Adjusted earnings available to common stockholders	$ 45,576	$ 48,101	$ 46,514	$ 53,733	$ 62,459	$ 193,924	$ 209,527
Common shares outstanding, net of treasury stock	42,838,405	42,812,563	42,757,603	42,742,878	42,699,752	42,791,795	42,630,703
Adjusted EPS (Non-GAAP)	$ 1.06	$ 1.12	$ 1.09	$ 1.26	$ 1.46	$ 4.53	$ 4.91
Reconciliation of Adjusted Return on Average Assets							
Adjusted earnings	$ 47,588	$ 50,114	$ 48,526	$ 55,746	$ 64,471	$ 201,974	$ 217,577
Average assets	19,667,825	20,207,920	20,221,511	20,118,005	19,913,849	20,053,004	19,621,839
Annualized adjusted return on average assets (non-GAAP)	0.96 %	0.98 %	0.96 %	1.12 %	1.28 %	1.01 %	1.11 %
Reconciliation of Adjusted Return on Average Tangible Common Equity							
Earnings available to common stockholders excluding intangible amortization	$ 46,805	$ 49,341	$ 47,823	$ 55,097	$ 63,869	$ 199,066	$ 215,598
Average tangible common stockholders' equity (non-GAAP)	1,133,888	1,149,992	1,128,527	1,055,617	946,688	1,117,311	1,133,124
Annualized adjusted return on average assets (non-GAAP)	16.38 %	17.02 %	17.00 %	21.17 %	26.77 %	17.82 %	19.03 %

1. Tax effect is calculated based on the respective periods' year-to-date effective tax rate excluding the impact of discrete items.

53